The Gabelli Blue Chip Value Fund

                                 Initial Report
                               September 30, 1999








TO OUR SHAREHOLDERS,

       We launched The Gabelli Blue Chip Value Fund on August 25, 1999. Our objective for The Gabelli Blue Chip Value Fund is to take advantage of the attractive valuations given to many companies that have been selling at discounts in the narrow market that has prevailed during the past few years.
This period of declining interest rates, weak global economies and scarce top line growth has driven investors to over-price a small number of companies with strong current earnings. At the same time, the current environment has also created opportunities by leaving many companies that experienced temporary earnings difficulties or that are economically sensitive, at terrific values. The past few years were difficult for value investors as larger growth stocks made the biggest gains and attracted the majority of new assets. The current market dynamics have resulted in an advantageous time for value investing as the market abounds with excellent companies at bargain prices. The strong performance and high valuation of the market averages have been driven by a small number of large capitalization stocks, while the majority of stocks have already experienced a bear market.

       Finding inexpensive stocks today is easy. The hard part is identifying those that will outperform in the next year or two. The performance of the larger capitalization stocks that we target depends largely upon perceived and actual changes in earnings trends. This means that an investor should understand the operating environment of an industry or company, as any changes will determine whether a shift in earnings growth will be positive or negative relative to the market. We believe that some of the best investment opportunities come during periods of uncertainty or difficulty for companies that have good long term earnings prospects.

INVESTMENT PERFORMANCE

       Since inception on August 25, 1999 through September 30, 1999, The Gabelli Blue Chip Value Fund's (the "Fund") net asset value declined 4.60%. The Standard & Poor's ("S&P") 500 Index and Lipper Large-Cap Value Fund Average declined 2.74% and 3.43%, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

OUR APPROACH

       The Gabelli Blue Chip Value Fund seeks to invest in common stock of companies that are temporarily out of favor for which we can identify a turnaround scenario or a catalyst that would return the company to a higher valuation. Generally, there are three reasons we believe that a company would be undervalued: either it would be out of favor relative to the economic or operating environment, underestimated on an asset valuation basis, or it may be a growth company that has fallen temporarily out of favor. We especially like to invest in companies that have strong franchises or brands because this offers us a margin of safety in valuing a company's assets.

COMMENTARY

THE ECONOMIC OUTLOOK

       The U.S. and the global economy appear to be in good shape simultaneously for the first time in a while. In fact, we may be heading for a period of concerted global growth.

       After a few years of turmoil, the economic news has been more positive in most regions of the world. We are now in a similar position to the situations we faced a little over two years ago and then again last year. Two years ago, there was much optimism regarding the world's economies. However, in July of 1997, Thailand's currency plummeted, followed by fears of Asian currency and economic collapse and concerns of spillover effects in Latin America. A year ago, Russia defaulted on its debt and set off a downward spiral of plummeting currencies and failing stock and bond markets, as money flowed out of emerging markets and continued to pull out of any asset perceived as low quality. At that point, value stocks, including those with any current problems as well as those that are economically sensitive, joined Japanese equities, small cap stocks and higher yielding bonds in the global market doghouse.

       Today, we are starting to see signs of a synchronous economic expansion, as different regions of the world rebound after two years of turmoil. Headlines from the past few months describe Germany as being poised for growth over the next year and France reporting Gross Domestic Product ("GDP") growth slightly ahead of expectations, driven by stronger domestic demand and improvement in exports. Even long-dormant Japan reported quarterly economic growth of 0.2%, the second consecutive quarter of positive growth, although analysts had expected a contraction. This signals that Tokyo's massive stimulus tactics are working. Perhaps more importantly, Asia as a whole is emerging from its troubles, as evidenced by recent economic data out of Singapore, Thailand, Korea and Hong Kong. On the commodity front, the Middle East and Latin America seem to be benefitting from higher oil prices. At this point, it is hard to be pessimistic about the future of the U.S. economy. We have been in an extraordinary period of growth, combined with declining inflation and interest rates. The overwhelming characteristic of this business and economic expansion has been its moderate pace. A resurgence in non-U.S. economies, combined with continued GDP growth in the U.S., indicates that global economic growth should be in sync to an extent not seen for years.

       Historically, such synchronized growth has been positive for value stocks. When growth is in short supply, as it has been for the past few years, investors flock to those few companies that can show solid sales and earnings in times of economic uncertainty. But when growth becomes plentiful, investors become more discriminating as to the prices they will pay for that growth, and they look for better buys in the form of companies that have lower price to earnings ratios, or low price to cash flows.

LET'S TALK STOCKS

       The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BELL ATLANTIC CORP. (BEL - $67.3125 - NYSE), upon completion of its merger with GTE (GTE - $76.875 - NYSE), will become one of the top four telecommunications providers in the United States, with the potential for accelerated earnings growth. We look at the merger approval, strong sales of digital subscriber lines for Internet access, and progress in entering the long distance market as positive catalysts that should narrow the stock's price to earnings ratio discount to the market over the next year.

CENDANT CORP. (CD - $17.75 - NYSE) controls franchised brands that include Avis, Ramada Inns, Howard Johnson's, Coldwell Banker, and Century 21. Cendant receives a royalty every time one of its brands' rooms or cars are rented or its real estate is sold. The company became known as "descendant" last year when its stock price declined due to accounting discrepancies, but Cendant is fulfilling its promises to shareholders, selling off non-core assets and buying back stock to shrink the equity base. The stock is poised for a rebound as earnings and cash flow are strong and the accounting tarnish begins to wear off. A further catalyst over the next year should be the resolution of a shareholder suit over the accounting issues.

HUGHES ELECTRONICS (GENERAL MOTORS CORP., CL. H) (GMH - $57.25 - NYSE), a tracking stock of GM, has transformed itself in recent years from a defense and aerospace company into a satellite and consumer media distribution company. Hughes, via its DIRECTV subscription service, is the largest provider of satellite television service to the consumer. In the past year, the company has had explosive growth in this service - but has had to invest heavily up front in an effort to obtain this growth. In 2000, Hughes should see a return to earnings growth and promising cash flow expansion. A potential regulatory change, which will allow satellite companies to offer local broadcast channels, could unleash Hughes' potential, as this lack of local access has been listed as the single biggest drawback for consumers that currently prefer cable to satellite television service. Another potential catalyst is the pressure on GM to spin the company off in hopes of removing the discount Hughes receives as a tracking stock.

LEHMAN BROTHERS HOLDINGS INC. (LEH - $58.3125 - NYSE) is a bargain in the financial services sector. Lehman has steadily grown earnings while keeping expenses tightly under control over the past year. The company has also grown the earnings that it obtains from operations outside the U.S. Fully one-third of Lehman's most recently posted quarterly earnings came from Europe. The company's stock sells at a discount to its peers, at only 1.4 times book value and 9 times earnings, and has tremendous potential as well as operations attractive to acquirers.

MATTEL INC. (MAT - $19.00 - NYSE) has lost over half its value in the last year because of slower toy sales. Mattel possesses extremely strong and enduring brands - including Barbie, Fisher Price, Hot Wheels and American Girl. The company has disappointed investors by paying too much for higher growth acquisitions. However, Mattel's core brands are starting to show improvement. Management has promised to outline the problems and find a solution and is under pressure to increase value. The drop in sales from Barbie's slowdown has run its course and earnings growth should start to revive next year. Finally, the opportunities for cross product development are tremendous, as each of the brands lends itself to games and interactive learning toys.

PROVIDIAN FINANCIAL CORP. (PVN - $79.1875 - NYSE) is a credit card company which continues to grow its top line in a fairly mature industry through constant innovation and the use of technology to target and segment customers. Last year, the company offered an Internet based credit card, Aria, which has seen tremendous growth.

MINIMUM INITIAL INVESTMENT - $1,000

       The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Gabelli Blue Chip Value Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

IN CONCLUSION

       While the Fund's performance during the third quarter of 1999 was unsatisfying, we definitely see a more positive outlook on the horizon. As favorable economic dynamics fall into place around the globe, the U.S. equity markets should continue to move toward recently out-of-favor stocks. We believe that the Gabelli Blue Chip Value Fund is in an optimal position to take advantage of this turn around.

       The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). Please call us during the business day for further information.


                                                        Sincerely,

                                                     /s/Barbara G. Marcin

                                                        BARBARA G. MARCIN, CFA
                                                        Portfolio Manager


October 25, 1999

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999
                               ------------------

General Motors Cl. H (Hughes Electronics)
Gilat Satellite Networks Ltd.
Cendant Corp.
Lehman Brothers Holdings Inc.
Providian Financial Corp.
MediaOne Group Inc.
KN Energy Inc.
Bell Atlantic Corp.
Compaq Computer Corp.
Sprint Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Blue Chip Value Fund
Portfolio of Investments - September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

    SHARES                                                  MARKET VALUE
    ------                                                  ------------
             COMMON STOCKS - 90.5%

             AEROSPACE - 3.5%
     2,400   Lockheed Martin Corp.                          $     78,450
       600   Raytheon Co., Cl. B                                  29,775
       500   Rockwell International Corp.                         26,250
                                                             ------------
                                                                 134,475
                                                             ------------

             BUILDING AND CONSTRUCTION - 1.2%
     1,200   Vulcan Materials Co.                                 43,950
                                                             ------------

             BUSINESS SERVICES - 6.2%
     9,000   Cendant Corp.  +                                    159,750
     2,600   Seagate Technology Inc. +                            80,113
                                                             ------------
                                                                 239,863
                                                             ------------

             CABLE - 3.6%
     2,000   MediaOne Group Inc. +                               136,625
                                                             ------------

             COMMUNICATIONS EQUIPMENT - 5.9%
     3,200   Gilat Satellite Networks Ltd. +                     171,600
     1,500   L-3 Communications Holdings Inc. +                   56,625
                                                             ------------
                                                                 228,225
                                                             ------------

             COMPUTER HARDWARE - 3.2%
     4,400   Compaq Computer Corp.                               100,925
       800   3Com Corp. +                                         23,000
                                                             ------------
                                                                 123,925
                                                             ------------

             CONSUMER PRODUCTS - 3.8%
     1,000   Eastman Kodak Co.                                    75,437
     3,800   Mattel Inc.                                          72,200
                                                             ------------
                                                                 147,637
                                                             ------------

             DIVERSIFIED INDUSTRIAL - 1.1%
     1,800   Crane Co.                                            40,388
                                                             ------------

             ENERGY AND UTILITIES - 9.0%
     1,000   Baker Hughes Inc.                                    29,000
     2,400   Burlington Resources Inc.                            88,200
     1,600   Conoco Inc., Cl. A                                   44,400
     5,000   KN Energy Inc.+                                     112,187
     2,100   New Century Energies Inc.                            70,219
                                                             ------------
                                                                 344,006
                                                             ------------

             ENTERTAINMENT - 2.5%
     1,200   Viacom Inc., Cl. B +                                 50,700
     1,800   Disney (Walt) Co.                                    46,575
                                                             ------------
                                                                  97,275
                                                             ------------

             EQUIPMENT AND SUPPLIES - 3.0%
       600   Caterpillar Inc.                                     32,887
     1,800   Parker Hannifin Corp.                                80,663
                                                             ------------
                                                                 113,550
                                                             ------------

             FINANCIAL SERVICES - 18.4%
     2,000   AFLAC Inc.                                           83,750
     1,000   Allstate Corp.                                       24,938
       100   American Express Co.                                 13,462
       300   Chase Manhattan Corp.                                22,613
     1,000   Countrywide Credit Industries Inc.                   32,250
     1,100   Everest Reinsurance Holdings Inc.                    26,194
     1,000   Hartford Financial Services Group Inc.               40,875
     2,600   Lehman Brothers Holdings Inc.                       151,613
       300   Merrill Lynch & Co.                                  20,156
     1,300   Nationwide Financial Services Inc., Cl. A            45,987
     1,800   Providian Financial Corp.                           142,537
     2,700   Travelers Property Casualty Corp., Cl. A             79,650
       800   UnumProvident Corp.                                  23,550
                                                             ------------
                                                                 707,575
                                                             ------------

The Gabelli Blue Chip Value Fund
Portfolio of Investments - September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
             FOOD AND BEVERAGE - 2.8%
     1,500   Hershey Foods Corp.                                  73,031
       800   Seagram Co.                                          36,400
                                                             ------------
                                                                 109,431
                                                             ------------

             HEALTH CARE - 2.3%
     1,000   American Home Products Inc.                          41,500
     1,600   McKesson HBOC Inc.                                   46,400
                                                             ------------
                                                                  87,900
                                                             ------------

             PAPER AND FOREST PRODUCTS - 2.4%
     2,500   Fort James Corp.                                     66,719
       800   Mead Corp.                                           27,500
                                                             ------------
                                                                  94,219
                                                             ------------

             PUBLISHING - 2.0%
       600   Dow Jones & Co. Inc.                                 32,025
     1,200   New York Times Co., Cl. A                            45,000
                                                             ------------
                                                                  77,025
                                                             ------------

             RETAIL - 4.4%
       800   Albertson's Inc.                                     31,650
     1,600   Federated Department Stores Inc. +                   69,900
     5,700   Kmart Corp.  +                                       66,619
                                                             ------------
                                                                 168,169
                                                             ------------

             SATELLITE - 5.9%
       316   COMSAT Corp.                                          9,361
     3,000   General Motors Corp., Cl. H                         171,750
     2,000   Globalstar Telecommunications Ltd. +                 46,000
                                                             ------------
                                                                 227,111
                                                             ------------

             SPECIALTY CHEMICALS - 1.8%
     5,300   Lyondell Chemical Co.                                70,887
                                                             ------------

             TELECOMMUNICATIONS - 7.5%
     1,500   Bell Atlantic Corp.                                 100,969
     1,800   Sprint Corp.                                         97,650
     1,600   US West Inc.                                         91,300
                                                             ------------
                                                                 289,919
                                                             ------------

             TOTAL COMMON STOCKS                               3,482,155
                                                             ------------

             PREFERRED STOCK - 0.7%
             SATELLITE - 0.7%
     1,600   Loral Space & Communications Ltd.,
                 6.00% Cv. Pfd.                                   27,500
                                                             ------------

PRINCIPAL
  AMOUNT     U.S. GOVERNMENT OBLIGATIONS - 5.1%
$  196,000   U.S. Treasury Bills, 4.57% to 4.78% ++,
                  due 10/14/99 to 10/21/99                       195,639
                                                             ------------


             TOTAL INVESTMENTS - 96.3%
                  (Cost $3,848,524)                            3,705,294


             OTHER ASSETS AND LIABILITIES (NET) - 3.7%           141,124
                                                             ------------

             TOTAL NET ASSETS - 100.0%
                  (403,378 shares outstanding)              $  3,846,418
                                                             ============

             NET ASSET VALUE, OFFERING AND REDEMPTION
                  PRICE PER SHARE                                  $9.54
                                                             ============

+  Non-income producing security.
++ Represents annualized yield at date of purchase.